STERLING CAPITAL FUNDS

SUPPLEMENT DATED APRIL 2, 2026

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS,

INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

AnD STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS

each DATED FEBRUARY 1, 2026, AS MAY BE supplemeNted FROM TIME TO TIME

Effective March 30, 2026, the Sterling Capital Short Duration Bond Fund and Sterling Capital Ultra Short Bond Fund (collectively the "Funds") reorganized into the Sterling Capital Short Duration Bond ETF and the Sterling Capital Ultra Short Bond ETF, respectively. Accordingly, the Funds are no longer offered for sale, and all references to the Funds in the Prospectuses and Statement of Additional Information are hereby deleted. This supplement supersedes the supplement dated February 2, 2026 relating to the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE